UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   January 25, 2008

Penwest Pharmaceuticals Co.
(Exact Name of Registrant as Specified in Charter)

Washington (State or Other Juris- diction of Incorporation)	000-23467 (Commission File Number)	91-1513032 (IRS Employer Identification No.)

39 Old Ridgebury Road, Suite 11 Danbury, Connecticut (Address of Principal Executive Offices)	06810-5120 (Zip Code)
Registrant’s telephone number, including area code:   (877) 736-9378
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-99.1 Press Release, dated February 4, 2008
EX-99.1 Press Release, dated January 25, 2008

Item 8.01.    Other Events.
     Phase IIa Clinical Trial Results
     On February 4, 2008, Penwest Pharmaceuticals Co. announced in a press release the results from its Phase IIa clinical trial evaluating nalbuphine hydrochloride extended-release tablets. The press release issued by Penwest is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     Impax Litigation
     On January 25, 2008, Penwest announced that it and Endo Pharmaceuticals, Inc. had filed a second lawsuit against Impax Laboratories Inc. in the United States District Court for the District of Delaware in connection with Impax’s Abbreviated New Drug Application, or ANDA, for Opana ER (oxymorphone HCI) extended-release tables. Penwest and Endo originally filed a lawsuit against Impax in the United States District Court for the District of Delaware on November 15, 2007 alleging infringement of two of Penwest’s patents listed in the FDA’s Orange Book and also seeking a declaratory judgment that, among other things, Impax had no basis to trigger the Hatch-Waxman ANDA patent litigation process by delivering to Endo and Penwest a series of Paragraph IV Patent Certification notices in October and November 2007 with respect to Penwest’s patents listed in the Orange Book because the FDA, according to Impax, had rescinded its acceptance of Impax’s ANDA prior to such date. In addition, Penwest and Endo asked the court to declare the Paragraph IV Patent Certification notices that Impax had served on Endo and Penwest to be null, void and of no legal effect.
     On December 6, 2007, Impax announced that it had submitted additional information to the FDA in connection with its ANDA and, on December 17, 2007, announced that the FDA had accepted the ANDA for review as of November 23, 2007. At the FDA’s instruction, on December 13, 2007 Impax sent Penwest a new Paragraph IV Patent Certification notice with respect to the same Orange Book-listed patents covered in Impax’s prior Paragraph IV Patent Certification notices. In this notice, Impax stated that it would not withdraw its prior Paragraph IV Patent Certification notices because it believed they were properly provided and because Impax was reserving its right to challenge the FDA’s rescission of its initial acceptance of Impax’s ANDA. As a result of the FDA’s determination of the ANDA filing date and the receipt of the new Paragraph IV Certification notice, on December 20, 2007, Penwest and Endo filed a notice of dismissal of the portion of its November 15, 2007 complaint seeking declaratory judgment that, among other things, Impax had no basis to trigger the Hatch-Waxman ANDA patent litigation process and that any Paragraph IV Patent Certification notices served prior to November 23, 2007 were null, void and of no legal effect. Penwest and Endo did not dismiss the patent infringement claims because Impax refused to withdraw its prior Paragraph IV Patent Certification notices.
     The January lawsuit alleges infringement of the same patents Penwest and Endo alleged infringement of in the November litigation. The press release announcing the new litigation is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

99.1 Press Release, dated February 4, 2008

99.2 Press Release, dated January 25, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENWEST PHARMACEUTICALS CO.
Date: February 11, 2008	By:	/s/ Benjamin L. Palleiko
Benjamin L. Palleiko
Senior Vice President, Corporate Development and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 4, 2008
99.2	Press Release, dated January 25, 2008